WESTERN NATIONAL LIFE INSURANCE COMPANY

A.G. SEPARATE ACCOUNT

ONE MULTI-MANAGER FIXED AND VARIABLE ANNUITY

ELITE PLUS BONUS FIXED AND VARIABLE ANNUITY

SUPPLEMENT DATED MARCH 5, 2012

TO THE

STATEMENTS OF ADDITIONAL INFORMATION

Effective March 5, 2012, Western National Life Insurance Company ("WNL") is amending its Statements of Additional Information ("SAI") for the sole purpose of giving notification of the availability of certain financial information of American International Group, Inc. ("American International Group"), the parent company of WNL.

In the SAIs dated May 1, 2011, under "Experts," delete the paragraph under the subsection titled "American International Group, Inc. Financial Information" and replace it with the following new paragraphs:

On March 30, 2011, American International Group and the Company entered into an Unconditional Capital Maintenance Agreement.

The consolidated financial statements and financial statement schedules (including management's assessment of the effectiveness of internal control over financial reporting) of American International Group included in American International Group's Annual Report on Form 10-K for the year ended December 31, 2011, File No. 001-08787, was filed on February 23, 2012. On February 27, 2012, a 10-K/A was filed for the purpose of providing audited financial statements of AIA Group Limited.

American International Group is subject to the informational requirements of the Securities Exchange Act of 1934. American International Group files reports and other information with the SEC to meet those requirements. American International Group files this information electronically pursuant to EDGAR, and it is available to the public through the SEC's website at http://www.sec.gov and American International Group's website at http://www.aig.com.

Dated: March 5, 2012

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